Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Financial Information

On November 23, 2011, the stockholders of Yulong Cattle Industry Co., Ltd. (“Yulong Cattle”) entered into an acquisition agreement (“Acquisition Agreement”) with Heilongjiang Zhongxian Information Co., Ltd. (“Zhongxian Information”), a variable interest entity in China of a U.S. public company, China Modern Agricultural Information, Inc. (“CMCI”). Yulong Cattle is a privately held company in China engaged in the acquisition, breeding and rearing of dairy cows, and production and sale of fresh milk to manufacturing and distribution companies.

The acquisition is accounted for under the purchase method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations.” Under the purchase method of accounting, the total purchase price, calculated as described in Note 2 to these unaudited pro forma condensed consolidated financial statements, is allocated to the net tangible and intangible assets of Yulong Cattle based on their estimated fair values. Management has made the allocation of the purchase price to the tangible and intangible assets acquired and liabilities assumed that existed as of the date of completion of the acquisition.

The following unaudited pro forma condensed consolidated income statements have been derived from the audited consolidated statement of income and other comprehensive income of CMCI for the year ended June 30, 2011, the audited statement of income and other comprehensive income of Yulong Cattle for the year ended June 30, 2011, the unaudited consolidated statement of income and other comprehensive income of CMCI for the three months ended September 30, 2011, and the unaudited the statement of income and other comprehensive income of Yulong Cattle for the three months ended September 30, 2011, and adjusts such information to give the effect as if the acquisition of Yulong Cattle by Zhongxian Information occurred on July 1, 2010 for the year ended June 30, 2011, and July 1, 2011 for the three months ended September 30, 2011, respectively.

The unaudited pro forma condensed consolidated income statements do not reflect the bargain purchase gain of $4,854,407 and related income tax effect in the periods presented.

The following unaudited pro forma consolidated balance sheet has been derived from the unaudited consolidated balance sheet of CMCI at September 30, 2011 and the unaudited balance sheet of Yulong Cattle at September 30, 2011, and adjusts such information to give the effect of the acquisition of Yulong Cattle by Zhongxian Information, as if the acquisition had occurred at September 30, 2011.

All of the above financial statements are presented in U.S. dollars.

The unaudited pro forma consolidated balance sheet and unaudited pro forma condensed consolidated income statements are presented for informational purposes only and do not purport to be indicative of the financial condition or results of operations that would have resulted if the acquisition had been consummated on those historical dates.  The unaudited pro forma consolidated condensed financial statements, including the notes thereto, should be read in conjunction with CMCI’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2011, CMCI’s unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the three months ended September 30, 2011, which are incorporated by reference herein, and Yulong Cattle’s audited financial statements for the year ended June 30, 2011 and Yulong Cattle’s unaudited financial statements for the three months ended September 30, 2011, which are included elsewhere herein.

Unaudited Pro Forma Condensed Consolidated Income Statements
For the three months ended September 30, 2011
(U.S. Dollars)

	CMCI	Yulong Cattle		Pro Forma Adjustments
	(A)	(B)		Debits	Credits	Pro Forma

Revenues	$4,975,926	$3,405,785		$-	$-	$8,381,711
Cost of goods sold	(1,600,684)	(1,898,345)	(J)	6,904	-	(3,505,933)

Gross profit	3,375,242	1,507,440		6,904	-	4,875,778

Operating expenses	(137,608)	(45,146)	(K)	16,426	-	(199,180)
Non-operating income	284,997	-		-	-	284,997

Income before income taxes	3,522,631	1,462,294		23,330	-	4,961,595
Provision for income taxes	871,769	-		-	-	871,769

Net income before noncontrolling interests	2,650,862	1,462,294		23,330	-	4,089,826
Noncontrolling interests	(35,557)	-		-	-	(35,557)

Net income attributable to controlling interest	$2,615,305	$1,462,294		$23,330	$-	$4,054,269

Net income per Share, basic and diluted	$0.07	$-		$-	$-	$0.08

Weighted average shares outstanding, basic and diluted	41,100,000	-		-	9,000,000	50,100,000

Unaudited Pro Forma Condensed Consolidated Income Statements
For the year ended June 30, 2011
(U.S. Dollars)

	CMCI	Yulong Cattle		Pro Forma Adjustments
	(A)	(B)		Debits	Credits	Pro Forma

Revenues	$25,021,612	$10,400,314		$-	$-	$35,421,926
Cost of goods sold	(11,931,849)	(5,729,791)	(J)	9,625	-	(17,671,265)

Gross profit	13,089,763	4,670,523		9,625	-	17,750,661

Operating expenses	(1,397,561)	(358,074)	(K)	19,077	-	(1,774,712)
Non-operating income	158,201	160,867		-	-	319,068

Income before income taxes	11,850,403	4,473,316		28,702	-	16,295,017
Provision for income taxes	2,866,622	-		-	-	2,866,622

Net income before noncontrolling interests	8,983,781	4,473,316		28,702	-	13,428,395
Noncontrolling interests	(130,597)	-		-	-	(130,597)

Net income attributable to controlling interest	$8,853,184	$4,473,316		$28,702	$-	$13,297,798

Net income per Share, basic and diluted	$0.23	$-		$-	$-	$0.28

Weighted average shares outstanding, basic and diluted	38,038,022	-		-	9,000,000	47,038,022

Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2011
(U.S. Dollars)

	CMCI September 30,	Yulong Cattle September 30,		Pro Forma Adjustments
ASSETS	2011(A)	2011(B)		Debits		Credits	Pro Forma

Current assets:
Cash	$9,772,238	$2,884,452		$-		$-	$12,656,690
Accounts receivable	865,227	1,170,426		-		-	2,035,653
Interest receivable	86,559	-		-		-	86,559
Inventories	204,995	1,064,245		-		-	1,269,240
Notes receivable	1,747,168	-		-		-	1,747,168
Prepaid expenses	345,613	2,348		-		-	347,961

Total current assets	13,021,800	5,121,471		-		-	18,143,271

Property, plant and equipment, net	1,466,475	2,474,780	(C)	57,836		-	3,999,091

Biological assets, net	8,956,579	6,653,712	(D)	236,891		-	15,847,182

Notes receivable	8,884,359	-		-		-	8,884,359

Security deposit	2,186,800	-		-	(E)	2,186,800	-

TOTAL ASSETS	$34,516,013	$14,249,963		$294,727		$2,186,800	$46,873,903

	CMCI	Yulong Cattle
	September 30,	September 30,		Pro Forma Adjustments
LIABILITIES AND STOCKHOLDERS’ EQUITY	2011 (A)	2011 (B)		Debits		Credits	Pro Forma

Current liabilities:
Accounts payable	$-	$29,429		$-		$-	$29,429
Accrued expenses and	151,512	99,765		-		-	251,277
other payables
Payable to stockholders	-	-		-	(E)	2,186,800	4,396,000
				-	(F)	2,209,200
Shareholder loans	368,634	-		-		-	368,634
Security deposit payable	-	2,186,800	(E)	2,186,800		-	-

Total current liabilities	520,146	2,315,994		2,186,800		4,396,000	5,045,340

Deferred income taxes	8,023,512	-		-	(G)	1,213,602	9,237,114

Total liabilities	8,543,658	2,315,994		2,186,800		5,609,602	14,282,454

Stockholders’ equity:
Common stock, $0.001 par value; authorized	41,100	-		-	(H)	9,000	50,100
75,000,000 shares, issued and outstanding
50,100,000 shares
Registered capital	-	2,734,000	(I)	2,734,000		-	-
Additional paid-in capital	1,603,170	-		-	(H)	3,051,000	4,654,170
Retained earnings	22,092,608	7,628,468	(I)	8,557,786	(G)	3,640,805	24,804,095
Statutory reserve fund	190,011	847,607		-		-	1,037,618
Other comprehensive income	1,731,081	723,894	(I)	723,894		-	1,731,081

Sub-total	25,657,970	11,933,969		12,015,680		6,700,805	32,277,064

Noncontrolling interests	314,385	-		-		-	314,385

Total stockholders’ equity	25,972,355	11,933,969		12,015,680		6,700,805	32,591,449

TOTAL LIABILITIES AND STOCKHOLDERS’	$34,516,013	$14,249,963		$14,202,480		$12,310,407	$46,873,903
EQUITY

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information:

1.	Basis of presentation

On November 23, 2011 (“Closing Date”), Zhongxian Information completed the acquisition of Yulong Cattle whereby Yulong Cattle became a wholly-owned subsidiary of Zhongxian Information in a transaction accounted for using the purchase method of accounting in accordance with ASC Topic 805.

2.	Purchase price

According to the Acquisition Agreement, Zhongxian Information acquired 100% of the equity interests of Yulong Cattle from the stockholders for consideration of 9,000,000 shares of CMCI’s common stock and cash consideration amounting to RMB28,000,000 (US$4,396,000), of which RMB14,000,000 (US$2,186,800) was paid by a security deposit pursuant to a letter of intent with respect to the acquisition dated July 11, 2011, as amended on September 26, 2011.

For the purpose of presentation in the unaudited pro forma condensed consolidated financial statements, the purchase price is as follows:

Cash consideration	$4,396,000
Fair value of common stock issued	3,060,000

Total consideration transferred	$7,546,000

Under the purchase method of accounting, the total purchase price as shown in the table above is allocated to Yulong Cattle’s net tangible and intangible assets based on their fair values as of the Closing Date.  The allocation of the purchase price to the net assets acquired is as follows:

Net working capital	$5,073,990
Property, plant and equipment	2,532,615
Biological assets	6,890,602
Security deposit payable assumed	2,186,800

Total net assets acquired	12,310,407

Bargain purchase gain	4,854,407

Total consideration transferred	$7,546,000

3.	Unaudited Assumptions and Adjustments:

(A)	Historical financial statements of CMCI.
(B)	Historical financial statements of Yulong Cattle.
(C)	To reflect the adjustments to the carrying amounts of Yulong Cattle’s depreciable fixed assets to arrive at the fair values on the acquisition date.
(D)	To reflect the adjustments to the carrying amounts of Yulong Cattle’s depreciable biological assets to arrive at the fair values on the acquisition date.
(E)	To reflect the security deposit paid by CMCI to Yulong Cattle applied against the purchase price and as payable to Yulong Cattle stockholders.
(F)	To reflect the consideration payable to Yulong Cattle stockholders as part of the purchase price.
(G)	To reflect the bargain purchase gain net of income tax effect arising from the acquisition.
(H)	To reflect the 9,000,000 shares issued under acquisition agreement as part of the purchase price.
(I)	To reflect the elimination of Yulong Cattle’s historical equity.
(J)	To reflect the additional depreciation for biological assets.
(K)	To reflect the additional depreciation for fixed assets.